UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
October 20, 2009 (October 19, 2009)
HOLLY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)
100 Crescent Court, Suite 1600, Dallas, Texas 75201-6915
(Address of Principal Executive Offices)
(214) 871-3555
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Asset Sale and Purchase Agreement
     On October 19, 2009, Holly Refining & Marketing-Tulsa LLC (“Holly Tulsa”), a wholly-owned subsidiary of Holly Corporation (“Holly”), entered into an Asset Sale and Purchase Agreement (the “Purchase Agreement”) with Sinclair Tulsa Refining Company (“Sinclair”) pursuant to which Holly Tulsa agreed to purchase refining assets at Sinclair’s refining facility in Tulsa, Oklahoma (the “Refinery”), for an aggregate consideration of $128.5 million, consisting of 2,789,155 shares of Holly common stock (the “Holly Stock”) to be issued by Holly to Sinclair (which under the Purchase Agreement are valued at $74 million based on the average price of Holly’s common stock during the 15 trading day trading period prior to the date of the Purchase Agreement) and $54.5 million in cash from Holly Tulsa. In addition, Holly Tulsa will purchase the related inventory at the Refinery for cash based upon the market value of the inventory at closing and will also be obligated to reimburse Sinclair for up to $17 million of capital expenditures Sinclair incurs to comply with an environmental consent decree applicable to the Refinery. Pursuant to the same Purchase Agreement, HEP Tulsa LLC (“HEP Tulsa” and, together with Holly Tulsa, the “Buyers”), a wholly-owned subsidiary of Holly Energy Partners, L.P. (“HEP”), an affiliate of Holly, agreed to purchase tankage, loading rack and pipeline assets at the Refinery for an aggregate consideration of $75 million, consisting of $53.5 million of HEP common units to be issued by HEP to Sinclair and $21.5 million in cash from HEP Tulsa. The transactions contemplated by this Purchase Agreement are referred to as the “Acquisitions.”
     The consummation of the Acquisitions is subject to customary closing conditions, including, but not limited to, obtaining certain governmental and third party consents and the absence of a material adverse effect on Sinclair’s business at the Refinery, or on either Holly or HEP. In addition, Buyers’ obligation to close the Acquisitions is conditioned upon Sinclair obtaining an amendment to a certain environmental consent decree and a recommendation by EPA counsel of the removal of the Refinery from the EPA debarment list. The Purchase Agreement may be terminated by either Buyers or Sinclair if the closing of the Acquisition is not consummated by December 1, 2009, with each party having the right in certain circumstances to extend the closing to December 31, 2009.
     Holly has agreed to guaranty the obligations of Holly Tulsa under the Purchase Agreement. Holly Energy Partners — Operating, L.P., a subsidiary of HEP, has agreed to guaranty the obligations of HEP Tulsa under the Purchase Agreement. The Sinclair Companies, Sinclair’s ultimate parent company, has agreed to guaranty the obligations of Sinclair under the Purchase Agreement.
     The description of the Purchase Agreement herein is qualified by reference to the copy of the Purchase Agreement, including exhibits, filed as Exhibit 2.1 to this report, which is incorporated by reference into this report in its entirety.
     Registration Rights and Transfer Restriction Agreement
     Contemporaneously with the execution of the Purchase Agreement, Holly entered into a Registration Rights and Transfer Restriction Agreement (the “Registration Rights Agreement”) with Sinclair pursuant to which Holly agreed to file a resale registration statement (the “Registration Statement”) with regard to Sinclair’s resale of the Holly Stock following the closing of the Acquisitions. Under the Registration Rights Agreement, Holly has the right to prevent Sinclair from selling under the prospectus filed under the Registration Statement during certain blackout periods. The Registration Rights Agreement also provides that Sinclair is restricted from trading more than 58,000 shares of Holly Stock in any trading day, though it may exceed that limit in certain circumstances.
     The description of the Registration Rights Agreement herein is qualified by reference to the copy of the Registration Rights Agreement, including exhibits, filed as Exhibit 4.1 to this report, which is incorporated by reference into this report in its entirety.

     Anticipated Additional Agreements to be Entered into at Closing
     In connection with the closing of the Acquisitions, we anticipate that Holly Tulsa will enter into a 15 year Pipelines, Tankage and Loading Rack Throughput Agreement (the “Throughput Agreement”) with HEP Tulsa, to pay HEP Tulsa, subject to various adjustments:
•	a pipeline tariff of $.10 for each barrel of refined products moved on the pipelines acquired by HEP Tulsa in the Acquisitions, with a guaranteed minimum throughput of 60,000 bpd of refined products moved;

•	a tankage base tariff of $.30 for each barrel of refined products stored using tankage acquired by HEP Tulsa in the Acquisitions, with a guaranteed minimum throughput of 80,000 bpd of refined products, $.10 per barrel for volumes in excess of 80,000 bpd but less than 120,000 bpd, and $.22 per barrel for volumes in excess of 120,000 bpd; and

•	a loading racks tariff of $.30 for each barrel of refined products, LPG, and heavy products loaded over the loading racks acquired by HEP Tulsa in the Acquisitions, with a guaranteed minimum throughput of 26,000 bpd.
     We also anticipate that, in connection with the closing of the Acquisitions:
•	Holly, HEP and certain of their respective subsidiaries, including Holly Tulsa and HEP Tulsa, will enter into an amendment to the Second Amended and Restated Omnibus Agreement dated August 1, 2009 by and among those entities to extend Holly’s right of first refusal to purchase certain of HEP’s assets that serve Holly’s refineries to include the assets acquired by HEP Tulsa in the Acquisitions; and

•	Holly Tulsa and Sinclair Oil Corporation (“Sinclair Oil”), an affiliate of Sinclair, will enter into a Refined Products Purchase Agreement with a 5 year term (subject to a 5 year extension at Sinclair Oil’s option) under which Holly Tulsa will agree to sell Sinclair Oil between 29,000 and 32,000 barrels per day of unleaded gasoline at market prices and between 16,000 and 18,000 barrels per day of ultra low sulfur diesel (subject to certain adjustments) at market prices.
Item 3.02 Unregistered Sales of Equity Securities.
     The information set forth under Item 1.01 above is incorporated herein by reference. The private placement of the Holly Stock to be issued pursuant to the Purchase Agreement is being made in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof, as well as Rule 506 of Regulation D thereunder.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1	Asset Sale and Purchase Agreement, dated October 19, 2009*

4.1	Registration Rights and Transfer Restriction Agreement, dated October 19, 2009

*	Holly agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw, Senior Vice President and Chief Financial Officer

Date: October 20, 2009

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Sale and Purchase Agreement, dated October 19, 2009*

4.1	Registration Rights and Transfer Restriction Agreement, dated October 19, 2009

* Holly agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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